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                                                                      Exhibit 10


                                CENTOCOR, INC.

    1989 NON-EMPLOYEE DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN
                   (as proposed to be amended and restated)

1.   Objectives
     ----------

          The objectives of this Plan are to assist Centocor, Inc. (the "Company") in attracting and retaining experienced and knowledgeable independent Directors and to further promote the identification of such Directors' interests with those of the Company's shareholders.

2.   Definitions
     -----------

          "Board" shall mean the Board of Directors of the Company.

          "Date of Grant" in relation to an option granted under the Plan shall mean the date as of which such option is granted pursuant to Section 5 of the Plan.

          "Director" shall mean a member of the Board who is not otherwise an employee of the Company or a Subsidiary, who has not been an employee of the Company or a Subsidiary for a period of at least one year prior to the date of grant of an option under the Plan and who is not an FMC Director.

          "Exercise" in respect of an option shall mean the delivery by the Optionee to the Company of (a) written notice of exercise of the option as to a specified number of Shares; and (b) payment of the option price for such Shares.

          "FMC" shall mean FMC Corporation, a Delaware corporation.

          "FMC Agreement" shall mean the Compromise and Settlement Agreement, dated October 31, 1986, between FMC and the Company.

          "FMC Director" shall mean a member of the Board who is not an employee of the Company or a Subsidiary, who has not been an employee of the Company or a Subsidiary for a period of at least one year prior to the date of grant of an option under the Plan and who has been proposed by FMC for nomination for election to the Board pursuant to the terms of the FMC Agreement; provided that John R. Furrer shall not be deemed to be an FMC Director.

          "Initial Exercise Date" shall mean the first day of the first month after the Date of Grant of an option.

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          "Optionee" shall mean a person or entity (including FMC) holding an option granted under the Plan which has not been exercised or surrendered and has not expired or terminated.

          "Plan" means this 1989 Non-Employee Directors' Non-Qualified Stock Option Plan, as it may be amended from time to time.

          "Shares" shall mean shares of common stock, par value $.01 per share, of the Company.

          "Subsidiary" shall mean a corporation at least 50% of the outstanding voting stock of which, at the time in question, is owned, directly or indirectly, by the Company.

3.  Maximum Number of Shares to be Optioned
    and Adjustments in Optioned Shares
    ---------------------------------------

          The maximum number of Shares for which options may be granted hereunder is 800,000. Notwithstanding any other provisions of the Plan to the contrary, the number of Shares subject to option, the number of Shares previously optioned and not theretofore delivered and the option price per Share shall be appropriately adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. Shares for which options have expired or terminated or have been surrendered or cancelled may again be optioned pursant to the Plan.

4.  Administration and Interpretation
    ---------------------------------

          The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board may make such rules and establish such procedures as it deems appropriate for the administration of the Plan. In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decision of the Board shall be final and binding upon all persons in interest.

5.  Granting of Options
    -------------------

          Each Director shall automatically be granted an option to purchase 15,000 Shares (subject to adjustment as provided in Section 3 above) immediately following approval of the Plan by the Board. Each person who is elected a Director after the approval of the Plan by the Board (except any such person who is elected a Director at an annual meeting of Shareholders) shall automatically upon such election as a Director be granted an option to purchase a fixed number of Shares, such fixed number to be determined by multiplying 15,000 by a fraction, the numerator of such fraction to be number of whole months from the date

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of such election as a Director until the date of the next annual meeting of shareholders of the Company and the denominator of such fraction to be 12, provided that if such fixed number includes fractional Shares, then such fixed number shall be rounded down to the nearest whole number of Shares. Following the initial grant, five business days after the date of each annual meeting of shareholders of the Company, an option to purchase 15,000 Shares (subject to adjustment as provided in Section 3 above) shall automatically be granted to each Director elected at such meeting and to FMC in the event of the election of an FMC Director at such meeting. Notwithstanding any other provisions of the Plan to the contrary, no option shall be granted later than ten years after the date the Plan is adopted by the Board.

6.  Option Terms
    ------------

          Subject to the limitation prescribed in Section 5 above, the options granted under the Plan shall be on the terms stated in Subsections 6(a) through
(h) below. The Board may specify additional terms not inconsistent with the Plan by rules of general application or by specific direction in connection with a particular option or group of options.

               (a) The option price shall be 100% of the fair market value of the underlying Shares on the Date of Grant. The fair market value of Shares shall be the closing price per share of the Shares on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board, which determination shall be conclusive.

               (b) Subject to the provisions herein regarding expiration or termination of options, on the Initial Exercise Date of each option, the option shall become exercisable as to 2% of the Shares subject thereto, and on each monthly anniversary of the applicable Initial Exercise Date, the option shall become exercisable as to an additional 2% of the Shares subject thereto;
provided however, that no option shall become exercisable prior to the approval of the Plan by the holders of a majority of the outstanding Shares entitled to vote thereon present in person or by proxy at a duly held meeting of shareholders ("Shareholder Approval"). All options which would otherwise be exercisable prior to the date of Shareholder Approval shall become exercisable on the first monthly anniversary of the Initial Exercise Date after Shareholder Approval. No partial exercise of
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the option may be for less than 10 full Shares. In no event shall the Company be required to issue fractional Shares.

               (c) The option price shall be payable in money, obligations, services performed whether or not contracted for, contracts for services to be performed or any other tangible or intangible property (which, if shares of stock of the Company, shall have been owned by the Optionee for at least six months and shall have a fair market value on the date of exercise equal to the option price), or any combination thereof, to the extent permitted by Pennsylvania law. If the option price shall be payable other than in cash and/or Shares, the Board shall approve such consideration prior to exercise and reasonably determine the value of such consideration, which determination shall be conclusive.

               (d) Options granted to Directors shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Optionee's lifetime, only by him; provided, however, that options granted to John R. Furrer may be assigned to FMC.

               (e) Options granted to FMC or held by FMC upon assignment from John R. Furrer shall be transferable only to successors of FMC or to purchasers of the business and substantially all the assets, including, but not limited to, FMC's rights under the FMC Agreement, of FMC and shall be exercisable only by FMC, its successors or such purchasers.

               (f)  The option shall expire ten years after the Date of Grant.

               (g) In the event that the Company is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the surviving or resulting corporation shall assume the outstanding options granted under the Plan or shall substitute new options for them, which shall provide that the Optionee, at the same aggregate cost, shall be entitled upon the exercise of such option to receive such securities of the surviving or resulting corporation as the Board of Directors of such corporation shall determine to be equivalent, as nearly as practicable, to the nearest whole number and class of securities to which the Optionee would have been entitled under the terms of the agreement governing the reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation as if, immediately prior to such event, the Optionee had been the holder of record of the number of Shares which were then subject to such option.

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               (h)  If (i) the Company enters into an agreement of
reorganization, merger or consolidation pursuant to which it is not the surviving corporation, (ii) the Company sells substantially all of its assets or
(iii) in excess of 51% of the issued and outstanding Shares are acquired by a single purchaser or group of related purchasers, in any case other than in a transaction in which the surviving corporation or the purchaser is the Company or a Subsidiary, then upon shareholder approval of any such reorganization, merger, consolidation or sale of assets or consummation of any such acquisition of Shares, all outstanding options granted under the Plan will automatically become fully exercisable, subject to the proviso to the first sentence of Subsection 6(b) above related to Shareholder Approval.

7.   Limited Stock Appreciation Rights
     ---------------------------------

          Simultaneously with the grant of an option hereunder, a limited stock appreciation right ("LSAR") with respect to all of the Shares covered by such option shall automatically be granted. Each LSAR shall provide that in the event of any acceleration of the exercisability of the option pursuant to Subsection 6(h) of the Plan which occurs more than six months after the date of grant of the LSAR, the Optionee shall have the right, for a period commencing on acceleration of the options and terminating thirty (30) days thereafter, to exercise the LSAR and upon such exercise shall receive from the Company, for each Share for which a LSAR is exercised, an amount in cash equal to the difference between the exercise price per Share of the option to which the LSAR relates and the fair market value of the Shares issuable upon exercise of such option on the date the LSAR is exercised. When a LSAR is exercised, the option to which it relates will cease to be exercisable to the extent of the number of Shares with respect to which the LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of Shares for which options may be granted hereunder.

8.   Exercise Rights upon Ceasing to be a Director
     ---------------------------------------------

          All options held by an Optionee who is a Director shall terminate and may not be exercised if the Optionee ceases to be a Director of the Company, except that (i) if the Optionee dies while a Director of the Company, his options may be exercised at any time within twelve (12) months following his death (subject to the limitation prescribed in Subsection 6(f) above and to the proviso to the first sentence of Subsection 6(b) above) by the person or persons to whom his rights under the options shall pass by will or by the laws of descent or distribution, but only to the extent that the options were exercisable by the Optionee on the date of his death without regard to the proviso to the first sentence of Subsection 6(b) above and (ii) if the Optionee ceases

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to be a Director for any reason other than death or removal for cause, subject to the terms and conditions hereof, the Optionee may exercise any options granted hereunder for a period not to exceed six (6) months after the date on which he ceases to be a Director (subject to the limitation prescribed in Subsection 6(f) above and to the proviso to the first sentence of Subsection 6(b) above), but only to the extent that the options were exercisable by the Optionee on the date on which he ceased to be a Director without regard to the proviso to the first sentence to Subsection 6(b) above. To the extent options are not exercised during such twelve-month or six-month period (as the case may be), they shall expire at the end of such period.

9.  Exercise Rights of Options held by FMC
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          All options granted to FMC or held by FMC upon assignment from John R.
Furrer shall terminate and may not be exercised if FMC no longer has, or with respect to any annual meeting of shareholders of the Company fails to exercise, the right to propose a person for nomination for election to the Board pursuant to the FMC Agreement, except that options held by FMC may be exercised by FMC at any time within six (6) months following the date on which FMC ceases to have such right or the date of the annual meeting with respect to which FMC fails to exercise such right (subject to the limitation prescribed in Subsection 6(f) above and to the proviso to the first sentence to Subsection 6(b) above) but only to the extent that the options were exercisable by FMC on such date without regard to the proviso to the first sentence of Subsection 6(b) above, provided that if an FMC Director ceases to be an FMC Director as a result of his removal for cause, any options held by FMC, which were granted during the period when such FMC Director was a member of the Board, shall immediately expire upon such removal. To the extent options are not exercised during such six-month period, they shall expire at the end of such period.

10.  Additional Requirements
     -----------------------

          Upon the exercise of an option granted hereunder the Board may require the Optionee or such other person exercising the Option to deliver the following:

               (a) A written statement that the Optionee (or such other person) is purchasing the Shares for investment and not with a view toward their distribution or sale and will not sell or transfer any Shares received upon the exercise of the option except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws;

               (b) Evidence reasonably satisfactory to the Company that, at the time of exercise, the Optionee (or such

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other person) meets such other requirements as the Board may determine; and

               (c) Evidence reasonably satisfactory to the Company that, at the time of exercise, the exercise of the option by the Optionee (or such other person) and the delivery of Shares upon exercise by the Company comply with all applicable Federal and state securities laws.

11.  Common Stock Subject to Option
     ------------------------------

          The Shares issuable upon exercise of options granted hereunder may be unissued shares or treasury shares, including shares bought on the open market. The Company at all times during the term of the Plan shall reserve for issuance the number of Shares issuable upon exercise of options granted hereunder.

12.  Compliance with Governmental and Other Regulations
     --------------------------------------------------

          The Company will not be obligated to issue and sell the Shares issued pursuant to options granted hereunder if, in the opinion of its counsel, such issuance and sale would violate any applicable Federal or state securities laws. The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell Shares issuable upon exercise of any option granted hereunder. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares upon exercise of an option granted hereunder shall relieve the Company from any liability for failure to issue and sell such Shares until the time when such authority is obtained or is obtainable.

13.  Nonassignment of Options
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          Except as otherwise provided in Subsections 6(d) and 6(e) hereof, any option granted hereunder and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option, rights or privileges contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, right or privilege, such option and the rights and privileges conferred hereby shall immediately terminate.

14.  Rights of Optionee in Stock
     ---------------------------

          Neither any Optionee nor the legal representatives, heirs, legatees, distributees, successors or permitted assigns of

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any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares issuable upon exercise of an option granted hereunder unless and until such Shares are issued to it, him or them and such entity, person or persons have received a certificate or certificates therefor.

15.  Delivery of Shares Issued Pursuant to Option
     --------------------------------------------

          Subject to the other terms and conditions of the Plan, upon the exercise of an option granted hereunder, the Company shall sell to the Optionee the Shares with respect to which the option has been exercised.

16.  Withholding of Applicable Taxes
     -------------------------------

          The Company shall have the right to reduce the number of Shares otherwise required to be issued upon exercise of an option granted hereunder by an amount which would have a fair market value on the date of such exercise equal to all Federal, state, city or other taxes as shall be required to be withheld by the Company pursuant to any statute or other governmental regulation or ruling. In connection with such withholding, the Company may make any such arrangements as are consistent with the Plan as it may deem appropriate.

17.  Plan and Options Not to Affect Directorship
     -------------------------------------------

          Neither the Plan nor any option granted hereunder shall confer upon any individual any right to continue as a Director or an FMC Director.

18.  Amendment of Plan
     -----------------

          The Board may make any amendments to the Plan which it deems necessary or advisable, provided that the Board may seek shareholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Company's stock is listed or other applicable law or regulation.

19.  Notices
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          Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, postage prepaid, addressed to the Company, 244 Great Valley Parkway, Malvern, Pennsylvania 19355, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

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20.  Successors
     ----------

          The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

21.  Severability
     ------------

          If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

22.  Termination of the Plan
     -----------------------

          The Board may terminate the Plan at any time; otherwise the Plan shall terminate ten years after it is approved by the Board. Termination of the Plan shall not deprive Optionees of their rights under previously granted options.

23.  Effective Date of Plan
     ----------------------

          The Plan shall become effective when it is approved by the Board, but the grant of any option hereunder is subject to the express condition that within 12 months after the date on which the Plan is approved by the Board, the holders of a majority of the outstanding Shares present, or represented, and entitled to vote thereon shall have approved the Plan at a duly held meeting of the shareholders of the Company.

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